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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 30, 1994

                            ------------------------

                     B.F. SAUL REAL ESTATE INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

          MARYLAND                      1-7184               52-6053341
      (State or Other                (Commission            (IRS Employer
      Jurisdiction of                File Number)          Identification
       Incorporation)                                           No.)

       8401 CONNECTICUT AVENUE
        CHEVY CHASE, MARYLAND            20815
   (Address of Principal Executive
              Offices)                 (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 986-6000

                            ------------------------

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report.)

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
ITEM 5.  OTHER EVENTS

    On March 30, 1994, B.F. Saul Real Estate Investment Trust (the "Trust") consummated the sale of $175,000,000 principal amount of its 11 5/8% Senior Secured Notes due 2002 (the "Senior Secured Notes") in a private offering to institutional investors. The Trust has applied certain of the net proceeds received from the sale of the Senior Secured Notes to repay mortgage indebtedness and a working capital loan. The Trust will use the balance of the net proceeds for other general corporate purposes, which may include repayment of other mortgage indebtedness and acquisition of income-producing properties and certain other investments. Management believes that the sale of the Senior Secured Notes will have a positive effect on the liquidity of the Trust.

    Pursuant to a contractual obligation described below, the Trust has agreed to use its best efforts to register with the Securities and Exchange Commission (the "Commission") an exchange offer pursuant to which holders of the Senior Secured Notes would receive the Trust's 11 5/8% Series B Senior Secured Notes due 2002 (the "New Senior Secured Notes") in exchange for the outstanding Senior Secured Notes. The form and terms of the New Senior Secured Notes will be identical in all material respects to the form and terms of the outstanding Senior Secured Notes, except that the New Senior Secured Notes will be registered under the Securities Act of 1933 (the "Securities Act") and will not bear legends restricting the transfer thereof.

TERMS OF SENIOR SECURED NOTES

    The Senior Secured Notes have been issued pursuant to an Indenture dated as of March 30, 1994 (the "Indenture") between the Trust and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Senior Secured Notes will mature on April 1, 2002. On or after April 1, 1998, the Senior Secured Notes will be redeemable at any time at the option of the Trust, in whole or in part. Upon the occurrence of an event that is deemed to result in a change of control of the Trust, each holder of the Senior Secured Notes may require the Trust to repurchase all or a portion of such holder's Senior Secured Notes at 101% of the principal amount thereof.

    The Senior Secured Notes are secured, general obligations of the Trust ranking pari passu with all other unsubordinated obligations of the Trust, including the Trust's outstanding unsecured Notes (the "Notes"). The Senior Secured Notes are secured by a first priority perfected security interest in 80% (8,000 shares) of the issued and outstanding common stock (the "pledged stock") of Chevy Chase Bank, F.S.B. ("Chevy Chase" or the "Bank"), all of which is owned by the Trust, and by certain other assets of the Trust. The Trust may substitute $25,000 of cash or U.S. Government securities for each share of pledged stock (adjusted for stock splits and combinations), provided the Senior Secured Notes are secured at all times by at least 66 2/3% of the issued and outstanding shares of both voting stock and common stock of the Bank. In addition, the Senior Secured Notes must be secured by cash, U.S. Government securities, certificates of deposit or "margin securities" (as defined by the Board of Governors of the Federal Reserve System) in an account (the "liquidity maintenance account") maintained with the Trustee. At the time of issuance of the Senior Secured Notes, the collateral value of the liquidity maintenance account was $25.8 million, which equalled the sum of (a) one year's interest payments on the Senior Secured Notes and (b) one year's estimated interest payments on the amount of Notes then outstanding. Each quarter after the issuance of the Senior Secured Notes, such liquidity maintenance requirement will be recalculated based on the estimated amount of one year's interest payments on the amount of the Senior Secured Notes and Notes then outstanding and the then-current collateral value of the collateral on deposit in the liquidity maintenance account.

    The Indenture contains covenants that restrict the ability of the Trust and/or its subsidiaries (excluding, in most cases, the Bank and the Bank's subsidiaries) to (i) incur additional indebtedness; (ii) pay dividends and make other distributions to holders of the Trust's capital stock, repurchase or redeem any capital stock of the Trust or any parent company of the Trust, make payment on indebtedness subordinated to the Senior Secured Notes, guarantee indebtedness of certain Trust affiliates, or make investments in any person;
(iii) engage in transactions  with certain Trust  affiliates; (iv) sell  assets;
(v)  transfer assets to Trust subsidiaries;  (vi) create new Trust subsidiaries;
(vii) agree
to limitations on the ability of the Trust's subsidiaries to pay dividends or make other distributions to the Trust, pay indebtedness owed to the Trust or other Trust subsidiaries, make loans or other advances to the Trust or other Trust subsidiaries, or guarantee any indebtedness of the Trust or other Trust subsidiaries; (viii) permit capital stock of any Trust subsidiary to be issued to any person other than the Trust or a wholly owned subsidiary of the Trust;
(ix) dispose of capital stock of the Bank; (x) create or permit to exist any liens on the pledged stock or the collateral in the liquidity maintenance account other than liens under the Indenture; or (xi) (in the case of the Trust) merge or consolidate with or into any other person or sell, assign, transfer, lease or otherwise dispose of all or substantially all of the Trust's assets to any person.

    The Trust's ability to pay interest on the Senior Secured Notes will depend in significant part on its receipt of dividends from the Bank and tax sharing payments from the Bank pursuant to a tax sharing agreement dated June 28, 1990, as amended, among the Trust, the Bank and their subsidiaries. The availability and amount of dividends and tax sharing payments in future periods, however, is uncertain and dependent upon, among other things, the Bank's operating performance and income, regulatory and contractual restrictions on such payments and (in the case of tax sharing payments) the continued consolidation of the Bank and the Bank's subsidiaries with the Trust for federal income tax purposes.

    The Trust currently anticipates that in order to pay the principal amount of the Senior Secured Notes at maturity or upon the occurrence of an event of default under the Indenture, to redeem the Senior Secured Notes or to repurchase the Senior Secured Notes upon a deemed change of control of the Trust, it will be required to borrow funds, sell equity securities, sell assets or seek capital contributions from affiliates. There can be no assurance that any of such actions could be effected on satisfactory terms or that any of the foregoing actions would enable the Trust to make any of the foregoing payments on the Senior Secured Notes. None of the affiliates of the Trust will be required to make any capital contributions or other payments, whether by loan or the purchase of equity securities or assets, to the Trust in respect of the Trust's obligations on the Senior Secured Notes, nor is there any assurance that any of the affiliates of the Trust would have the financial, legal or contractual ability to do so.

USE OF PROCEEDS

    The following table summarizes the estimated sources and uses of the proceeds from the sale of the Senior Secured Notes:

                                                                   (IN MILLIONS)
Sources:
        Sale of Senior Secured Notes...................................   $175.0
                                                                          ------
                                                                          ------
Uses:
        Repayment of third-party mortgage indebtedness (1).............   $ 74.1
        Repayment of affiliate indebtedness............................      8.9
        General corporate purposes (2).................................     83.2
        Offering expenses..............................................      8.8
                                                                          ------
                Total..................................................   $175.0
                                                                          ------
                                                                          ------

- ------------------------------
(1)   Includes prepayment costs of $4.0 million.
(2)   Includes  proceeds  of   $25.8  million  deposited   into  the   liquidity
      maintenance   account  to   satisfy  the   initial  liquidity  maintenance
      requirement with respect to the Senior Secured Notes.

    Concurrently with the application of the net proceeds of the sale of the Senior Secured Notes, the terms of certain of the loans that were repaid in part were modified to waive deferred interest, reduce interest rates and extend maturities. After the application of such net proceeds and the modification of such loans, the final maturity of loans with total balances of $111.1 million was 12 years and the final maturity of a loan with a balance of $15.1 million was 15 years. The following table presents, at December 31, 1993, certain information regarding the loans repaid with the net proceeds of the sale of the Senior Secured Notes, the application of such proceeds and, on a PRO FORMA basis after giving effect to such application and the concurrent modification of the related loan agreements, the principal balance, weighted average maturity and accrual rate of such loans.

                             (DOLLARS IN THOUSANDS)

                                 PRIOR TO SALE OF SENIOR SECURED NOTES
                                 --------------------------------------
                                                  WEIGHTED                 OFFERING      DEFERRED
                                    LOAN          AVERAGE      ACCRUAL     PROCEEDS      INTEREST
                                   BALANCE      MATURITY (1)   RATE (2)    APPLIED    ADJUSTMENTS (3)
                                 -----------    ------------   --------    --------   ---------------
Third-Party Lenders...........   $234,295       3 yrs 2 mos      12.26%    $74,093          $8,706
Affiliated Lenders............      8,900(5)       1 mo           7.06%      8,900         --
                                 -----------                   --------    --------        -------
                                 $243,195                        12.07%    $82,993          $8,706
                                 -----------                   --------    --------        -------
                                 -----------                   --------    --------        -------

                                 AFTER SALE OF SENIOR SECURED NOTES
                                 ----------------------------------
                                              WEIGHTED
                                   LOAN       AVERAGE      ACCRUAL      ECONOMIC
                                 BALANCE    MATURITY (1)   RATE (2)    BENEFIT (4)
                                 --------   ------------   --------    -----------
Third-Party Lenders...........   $151,496   9 yrs 10 mos      7.61%        $17,196
Affiliated Lenders............      --           --          --               628
                                 --------                      ---     -----------
                                 $151,496                     7.61%        $17,824
                                 --------                      ---     -----------
                                 --------                      ---     -----------

- ------------------------------
(1) Weighted Average Maturity represents (i) the sum of the products of scheduled principal payments on each loan and the period between (a) December 31, 1993, in the case of Prior to Sale of Senior Secured Notes, and (b) the date of issuance of the Senior Secured Notes, in the case of After Sale of Senior Secured Notes, and the date such scheduled payment is to be made, divided by (ii) the sum of the applicable Loan Balances.
(2) Accrual Rate represents (i) the sum of the products of the interest rate of each loan and the outstanding Loan Balance of such loan divided by (ii) the sum of the outstanding Loan Balances of all loans.
(3) Represents the waiver of deferred interest in the amount of $11.7 million resulting from the modification of loans with a single lender, PLUS the application of $1.0 million of cash held in escrow by such lender, LESS costs of $4.0 million related to the prepayment in full of a loan to another lender.
(4) Economic Benefit represents the difference between (i) the product of Loan Balance Prior to Sale of Senior Secured Notes and Accrual Rate Prior to Sale of Senior Secured Notes and (ii) the product of Loan Balance After Sale of Senior Secured Notes and Accrual Rate After Sale of Senior Secured Notes.
(5) Reflects aggregate payments of $2.0 million made by the Trust to an affiliated lender after December 31, 1993 and before the sale of Senior Secured Notes.

CAPITALIZATION

    The following table sets forth the capitalization of the Trust at December 31, 1993 and as adjusted to give effect to (i) the sale of the Senior Secured Notes and (ii) the application of the net proceeds of the sale of the Senior Secured Notes to payment of certain outstanding indebtedness of the Trust.

                                                                                                                 AS
                                                                                                 ACTUAL     ADJUSTED (1)
                                                                                                ---------  --------------
                                                                                                     (IN THOUSANDS)
Real Estate
  Senior Secured Notes........................................................................  $  --       $ 175,000
  Mortgage notes payable......................................................................    264,914     190,411
  Notes payable -- unsecured..................................................................     39,887      39,887
  Working capital loan........................................................................      3,900      --
  Deferred interest...........................................................................     16,796       3,500
                                                                                                ---------  --------------
      Total Real Estate.......................................................................    325,497     408,798
                                                                                                ---------  --------------
Banking
  Capital Notes -- subordinated...............................................................    160,000     160,000
                                                                                                ---------  --------------
Minority Interest.............................................................................    110,953     110,953
                                                                                                ---------  --------------
Shareholders' Equity (Deficit)
  Preferred shares of beneficial interest.....................................................        516         516
  Common shares of beneficial interest........................................................      6,642       6,642
  Paid-in-surplus.............................................................................     92,943      92,943
  Deficit.....................................................................................   (134,287)   (138,576)
  Net unrealized holding gains................................................................      6,581       6,581
                                                                                                ---------  --------------
                                                                                                  (27,605)    (31,894)
Less cost of common shares of beneficial interest in treasury.................................    (41,848)    (41,848)
                                                                                                ---------  --------------
  Total shareholders' equity (deficit)........................................................    (69,453)    (73,742)(2)
                                                                                                ---------  --------------
Total capitalization..........................................................................  $ 526,997   $ 606,009
                                                                                                ---------  --------------
                                                                                                ---------  --------------

- ------------------------
(1) Does not include a deferred gain of $11.7 million which will result from the modification of loans from one lender with aggregate balances at December 31, 1993 of $145.9 million, accounted for in accordance with Statement of Financial Accounting Standards No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructurings." The amount of this deferred gain will be recognized using the level-yield interest method over the lives of the affected loans.
(2) Total shareholders' deficit will increase by $4.3 million as a result of the modification and repayment of certain loans as follows:

                                                                      (IN THOUSANDS)
Prepayment costs....................................................    $    4,000
Write-off of unamortized debt issuance costs........................         3,148
                                                                           -------
  Subtotal..........................................................         7,148
Related income tax effect...........................................        (2,859)
                                                                           -------
                                                                        $    4,289
                                                                           -------
                                                                           -------

EXCHANGE OFFER; REGISTRATION RIGHTS

    In connection with the sale of the Senior Secured Notes, the Trust agreed to
(i) file within 30 calendar days after March 30, 1994, the date of original issue of the Senior Secured Notes, a registration statement (the "Registration Statement") with respect to a registered offer to exchange the Senior Secured Notes (the "Exchange Offer") for the New Senior Secured Notes, (ii) use its best efforts to cause the Registration Statement to become effective within 160 calendar days after the date of original issue of the Senior Secured Notes and
(iii) use its best efforts to cause the Exchange Offer to be consummated within 190 days after the date of original issue of the Senior Secured Notes. The Trust also agreed that, in the event that any changes in law or the applicable interpretations thereof by the staff of the Commission do not permit the Trust to effect the Exchange Offer, if for any other reason the Exchange Offer is not consummated within 190 days after the date of original issue of the Senior Secured Notes, or in certain other circumstances, the Trust will use its best efforts to cause to become effective as promptly as practicable a shelf registration statement with respect to the resale of the Senior Secured Notes
(the "Shelf Registration Statement") and to keep the Shelf Registration Statement effective until three years after the effective date thereof or for such shorter period that will terminate when all of the Senior Secured Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement.

    The Trust agreed that the interest rate borne by the Senior Secured Notes would increase by an additional one-half of one percent per annum upon each of the following events: (i) failure of the Registration Statement to be filed with the Commission on or prior to the 30th calendar day following the date of original issue of the Senior Secured Notes, (ii) failure of the Registration
Statement to be declared effective on or prior to the 160th calendar day following the date of original issue of the Senior Secured Notes or (iii) failure of the Exchange Offer to be consummated or a Shelf Registration Statement with respect to the Senior Secured Notes to be declared effective on or prior to the 190th calendar day following the date of original issue of the Senior Secured Notes. The aggregate amount of any such increases from the original interest rate on the Senior Secured Notes may not exceed 1.5% per annum. The Trust further agreed that, upon (x) the filing of the Registration Statement in the case of clause (i) above, (y) the effectiveness of the Registration Statement in the case of clause (ii) above or (z) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, in the case of clause (iii) above, the interest rate borne by the Senior Secured Notes from the date next succeeding the date of such filing, effectiveness or consummation, as the case may be, would be reduced in each case by one-half of one percent per annum (but, in any event, not below the original interest rate) and after the Exchange Offer is consummated or a Shelf Registration Statement is declared effective, the interest rate borne by the Senior Secured Notes would be reduced to the original interest rate. The Registration Statement was filed with the Commission on April 6, 1994, within 30 calendar days following the date of original issue of the Senior Secured Notes, and thus no increase in the interest rate borne by the Senior Secured Notes has been made under clause (i) above.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          B.F. SAUL REAL ESTATE INVESTMENT TRUST

                                          By:        /s/ PHILIP D. CARACI

                                          --------------------------------------
                                                       Philip D. Caraci
                                                    SENIOR VICE PRESIDENT

                                          By:         /s/ ROSS E. HEASLEY

                                          --------------------------------------
                                                       Ross E. Heasley
                                                   VICE PRESIDENT AND CHIEF
                                                      ACCOUNTING OFFICER

Date: April 8, 1994

                                       8